UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2024

L Catterton Asia Acquisition Corp

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40196	98-1577355
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

8 Marina View, Asia Square Tower 1
#41-03, Singapore	018960
(Address of principal executive offices)	(Zip Code)

+65 6672 7600

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Trading	Name of each exchange on
Title of each class	Symbol(s)	which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-third of one redeemable warrant	LCAAU	The Nasdaq Stock Market LLC

Class A Ordinary Shares included as part of the units	LCAA	The Nasdaq Stock Market LLC

Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	LCAAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed, at the extraordinary general meeting of shareholders of L Catterton Asia Acquisition Corp (the “Company”) held on March 10, 2023, the Company’s shareholders approved the proposal to amend the Company’s amended and restated memorandum and articles of association (a) to extend the date (the “Termination Date”) by which the Company must (i) consummate a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination, which we refer to as our initial business combination, (ii) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, and (iii) redeem all of the Class A ordinary shares, par value $0.0001 per share, of the Company included as part of the units sold in the Company’s initial public offering that was consummated on March 15, 2021 if it fails to complete such initial business combination, from March 15, 2023 to June 15, 2023, and (b) to allow the board of directors of the Company (the “Board”), without a shareholders’ vote, to elect to further extend the Termination Date up to nine times, by an additional month each time, upon five days’ advance written notice to the shareholders of the Company prior to the applicable deadline, up to March 15, 2024 (or such earlier date as determined by the Board in its sole discretion). On June 5, 2023, the Board approved the extension of the Termination Date for one additional month to July 15, 2023 (the “Second Extension”), and authorized the extension committee of the Board (the “Extension Committee”) to approve further extensions of the Termination Date for up to eight additional one-month periods, from July 15, 2023 to March 15, 2024. In connection with the Second Extension, LCA Acquisition Sponsor, LP or its designee or affiliate deposited into the trust account $330,000 on June 15, 2023. On July 5, 2023, the Extension Committee approved the extension of the Termination Date for one additional month to August 15, 2023 (the “Third Extension”) pursuant to its authorization from the Board. The Extension Committee’s approval of the Third Extension was noticed to shareholders on July 10, 2023. In connection with the Third Extension, LCA Acquisition Sponsor, LP or its designee or affiliate deposited into the trust account $330,000 on July 20, 2023. On August 8, 2023, the Extension Committee approved the extension of the Termination Date for one additional month to September 15, 2023 (the “Fourth Extension”) pursuant to its authorization from the Board. The Extension Committee’s approval of the Fourth Extension was noticed to shareholders on August 10, 2023. In connection with the Fourth Extension, LCA Acquisition Sponsor, LP or its designee or affiliate deposited into the trust account $330,000 on August 17, 2023. On September 5, 2023, the Extension Committee approved the extension of the Termination Date for one additional month to October 15, 2023 (the “Fifth Extension”) pursuant to its authorization from the Board. The Extension Committee’s approval of the Fifth Extension was noticed to shareholders on September 8, 2023. In connection with the Fifth Extension, LCA Acquisition Sponsor, LP or its designee or affiliate deposited into the trust account $330,000 on September 15, 2023. On October 5, 2023, the Extension Committee approved the extension of the Termination Date for one additional month to November 15, 2023 (the “Sixth Extension”) pursuant to its authorization from the Board. The Extension Committee’s approval of the Sixth Extension was noticed to shareholders on October 10, 2023. In connection with the Sixth Extension, LCA Acquisition Sponsor, LP or its designee or affiliate deposited into the trust account $330,000 on October 17, 2023. On November 6, 2023, the Extension Committee approved the extension of the Termination Date for one additional month to December 15, 2023 (the “Seventh Extension”) pursuant to its authorization from the Board. The Extension Committee’s approval of the Seventh Extension was noticed to shareholders on November 9, 2023. In connection with the Seventh Extension, LCA Acquisition Sponsor, LP or its designee or affiliate deposited into the trust account $330,000 on November 15, 2023. On December 6, 2023, the Extension Committee approved the extension of the Termination Date for one additional month to January 15, 2024 (the “Eighth Extension”) pursuant to its authorization from the Board. The Extension Committee’s approval of the Eighth Extension was noticed to shareholders on December 8, 2023. In connection with the Eighth Extension, LCA Acquisition Sponsor, LP or its designee or affiliate deposited into the trust account $330,000 on December 15, 2023.

On January 4, 2024, the Extension Committee approved the extension of the Termination Date for one additional month to February 15, 2024 (the “Ninth Extension”) pursuant to its authorization from the Board. The Extension Committee’s approval of the Ninth Extension was noticed to shareholders on January 10, 2024. In connection with the Ninth Extension, LCA Acquisition Sponsor, LP or its designee or affiliate expects to deposit into the trust account $330,000 within five business days following January 15, 2024.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements may include, but are not limited to, statements regarding the impact of the Company’s restatement of certain historical financial statements, the Company’s cash position and cash held in the Trust Account and any proposed remediation measures with respect to identified material weaknesses. These statements are based on current expectations on the date of this Current Report on Form 8-K and involve a number of risks and uncertainties that may cause actual results to differ significantly. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 16, 2024

L CATTERTON ASIA ACQUISITION CORP

By:	/s/ Chinta Bhagat
Name:	Chinta Bhagat
Title:	Co-Chief Executive Officer and Chairman